UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Avenue, Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

.01

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO-PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 20, 2024, CTO Realty Growth, Inc. (the “Company”) completed the acquisition of a three-property portfolio with properties located in Charlotte, North Carolina, Orlando, Florida, and Tampa, Florida (the “Three Property Portfolio”) from a certain institutional owner (the “Seller”) for a purchase price of $137.5 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect to the Company’s acquisition of the Three Property Portfolio. The acquisition was funded using (a) available cash, and (b) proceeds from the Company's revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

Item 7.01. Regulation FD Disclosure.

On August 21, 2024, the Company issued a press release announcing the completion of the acquisition of the Three Property Portfolio. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item were previously filed by the Company as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 8, 2024.

(b)	Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item was previously filed by the Company as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 8, 2024.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2024

CTO Realty Growth, Inc.

By: /s/ Philip R. Mays

Philip R. Mays, Senior Vice President, Chief Financial Officer, and Treasurer

(Principal Financial Officer)